Exhibit 99.1

     Some of the attached presentations contain financial information presented on a non-GAAP, or “pro forma,” basis. This information excludes gain or loss from the sale of, and income or loss from, discontinued operations; net restructuring and other charges; amortization of goodwill and other acquired intangibles; net gain or loss from the sale of operating assets and cumulative effect of an accounting change. The following charts contain the most directly comparable GAAP measures for these non-GAAP measures and reconciliations between the GAAP and non-GAAP measures.

Agere Systems Inc.
Unaudited Supplemental Financial Information
Year Ended September 30, 2003
Analyst Day — November 2003

Agere Systems Inc.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in millions except per share amounts)

	Quarter Ended				Year Ended

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2003	2003	2003	2002	2003

Revenue	$504	$456	$443	$436	$1,839
Costs	290	321	326	323	1,260

Gross profit — $	214	135	117	113	579
Gross profit — %	42.5%	29.6%	26.4%	25.9%	31.5%
Operating Expenses
Selling, general and administrative	67	76	78	73	294
Research and development	107	117	116	127	467
Amortization of goodwill and other acquired intangibles	1	2	3	2	8
Restructuring and other charges — net	32	6	68	25	131
(Gain) loss on sale of operating assets — net	(8)	(15)	2	—	(21)

Total operating expenses	199	186	267	227	879

Operating Income (Loss)	15	(51)	(150)	(114)	(300)
Other income — net	3	3	13	3	22
Interest expense	12	11	11	13	47

Income (loss) from continuing operations before income taxes	6	(59)	(148)	(124)	(325)
Provision (benefit) for income taxes	(16)	8	30	24	46

Income (loss) from continuing operations	22	(67)	(178)	(148)	(371)

Discontinued Operations:
Income (loss) from operations of discontinued business — net of taxes	(11)	—	12	7	8
Gain (loss) on disposal of discontinued business — net of taxes	—	(11)	41	—	30

Income (loss) from discontinued operations	(11)	(11)	53	7	38

Income (loss) before cumulative effect of accounting change	11	(78)	(125)	(141)	(333)
Cumulative effect of accounting change — net of taxes	—	—	—	(5)	(5)

Net Income (Loss)	$11	$(78)	$(125)	$(146)	$(338)

Basic and diluted income (loss) per share information:
Income (loss) from continuing operations	$0.01	$(0.04)	$(0.11)	$(0.09)	$(0.22)
Income (loss) from discontinued operations	—	(0.01)	0.03	—	0.02

Income (loss) before cumulative effect of accounting change	0.01	(0.05)	(0.08)	(0.09)	(0.20)
Cumulative effect of accounting change	—	—	—	—	—

Net income (loss)	$0.01	$(0.05)	$(0.08)	$(0.09)	$(0.20)

Weighted average shares outstanding—basic (in millions)	1,686	1,678	1,656	1,648	1,667

Weighted average shares outstanding—diluted (in millions)	1,707	1,678	1,656	1,648	1,667

Agere Systems Inc.
Unaudited Pro Forma Results of Operations
(Dollars in millions except per share amounts)

	Quarter Ended				Year Ended

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2003	2003	2003	2002	2003

Revenue
Client	$381	$324	$316	$300	$1,321
Infrastructure	123	132	127	136	518

Total Revenue	504	456	443	436	1,839

Gross Profit — $ *
Client	135	63	47	37	282
Infrastructure	79	72	70	76	297

Total Gross Profit — $	214	135	117	113	579

Gross Profit — %
Client	35.4%	19.4%	14.9%	12.3%	21.3%
Infrastructure	64.2%	54.5%	55.1%	55.9%	57.3%

Total Gross Profit — %	42.5%	29.6%	26.4%	25.9%	31.5%

Operating Expenses Included in Pro Forma Results
Selling, general and administrative	67	76	78	73	294
Research and development	107	117	116	127	467

Pro Forma Operating Income (loss)
Client	36	(48)	(60)	(76)	(148)
Infrastructure	4	(10)	(17)	(11)	(34)

Total Pro Forma Operating Income (Loss)	40	(58)	(77)	(87)	(182)

Other income — net	3	3	13	3	22
Interest expense	12	11	11	13	47
Provision (benefit) for income taxes	(16)	8	30	24	46

Pro Forma Net Income (Loss)	$47	$(74)	$(105)	$(121)	$(253)

Pro Forma Net Income (loss) per share	$0.03	$(0.04)	$(0.06)	$(0.07)	$(0.15)

Weighted average shares outstanding—basic (in millions)	1,686	1,678	1,656	1,648	1,667

Weighted average shares outstanding—diluted (in millions)	1,707	1,678	1,656	1,648	1,667

Reconciliation of Pro Forma Operating Income (Loss) to Operating Income (Loss)
Pro Forma Operating Income (loss)	$40	$(58)	$(77)	$(87)	$(182)
Amortization of goodwill and other acquired intangibles	1	2	3	2	8
Restructuring and other charges — net	32	6	68	25	131
(Gain) loss on sale of operating assets — net	(8)	(15)	2	—	(21)

Operating Income (loss)	$15	$(51)	$(150)	$(114)	$(300)

Reconciliation of Pro Forma Net Income (Loss) to Net Income (Loss)
Pro Forma Net Income (loss)	$47	$(74)	$(105)	$(121)	$(253)
Amortization of goodwill and other acquired intangibles	1	2	3	2	8
Restructuring and other charges — net	32	6	68	25	131
(Gain) loss on sale of operating assets — net	(8)	(15)	2	—	(21)
Income (loss) from operations of discontinued business — net of taxes	(11)	—	12	7	8
Gain (loss) on disposal of discontinued business — net of taxes	—	(11)	41	—	30
Cumulative effect of accounting change — net of taxes	—	—	—	(5)	(5)

Net Income (loss)	$11	$(78)	$(125)	$(146)	$(338)

*	Gross Profit includes $17, $32, $29 and $25 of cost associated with restructuring activities for the three months ended September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002, respectively, and $103 for the year ended September 30, 2003.

Agere Systems Inc.
Unaudited Gross Profit Adjusted for Restructuring Related Costs
(Dollars in Millions)

	Quarter Ended				Year Ended

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2003	2003	2003	2002	2003

Revenue
Client	$381	$324	$316	$300	$1,321
Infrastructure	123	132	127	136	518

Total revenue	504	456	443	436	1,839

Gross Profit
Client	135	63	47	37	282
Infrastructure	79	72	70	76	297

Total gross profit	214	135	117	113	579

Exclude restructuring related costs
Client	14	26	25	20	85
Infrastructure	3	6	4	5	18

Total restructuring related costs	17	32	29	25	103

Adjusted gross profit (excluding restructuring related costs)
Client	149	89	72	57	367
Infrastructure	82	78	74	81	315

Total adjusted gross profit (excluding restructuring related costs)	$231	$167	$146	$138	$682

Gross profit — %
Client	35.4%	19.4%	14.9%	12.3%	21.3%
Infrastructure	64.2%	54.5%	55.1%	55.9%	57.3%

Total gross profit — %	42.5%	29.6%	26.4%	25.9%	31.5%

Adjusted gross profit (excluding restructuring related costs) — %
Client	39.1%	27.5%	22.8%	19.0%	27.8%
Infrastructure	66.7%	59.1%	58.3%	59.6%	60.8%

Total adjusted gross profit (excluding restructuring related costs) — %	45.8%	36.6%	33.0%	31.6%	37.0%

Agere Systems Inc.
Unaudited Net Income (Loss) Per Share Guidance

Quarter Ending
Dec 31
2003

Reconciliation of Pro Forma Net Income (Loss) Per Share to Net Loss Per Share
Pro Forma Net Income (High End of Range)	$0.01
Pro Forma Net Loss (Low End of Range)	$(0.01)

Restructuring and other charges — net	(0.02)-(0.03)

Net Loss (High End of Range)	$(0.01)
Net Loss (Low End of Range)	$(0.04)